DBX ETF Trust

SCHEDULE OF INVESTMENTS

Xtrackers Risk Managed USD High Yield Strategy ETF

November 30, 2023 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
Xtrackers High Beta High Yield Bond ETF (a)(b)	24,207	$963,603
Xtrackers USD High Yield Corporate Bond ETF (a)(b)	1,232,679	42,823,268

(Cost $47,510,824)		43,786,871

SECURITIES LENDING COLLATERAL - 27.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27% (c)(d) (Cost $12,059,475)	12,059,475	12,059,475

CASH EQUIVALENTS - 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.31% (c) (Cost $326,755)	326,755	326,755

TOTAL INVESTMENTS - 127.3% (Cost $59,897,054)		$56,173,101
Other assets and liabilities, net - (27.3%)		(12,061,437)

NET ASSETS - 100.0%		$44,111,664

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended November 30, 2023 is as follows:

Value ($) at 8/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2023	Value ($) at 11/30/2023
EXCHANGE-TRADED FUNDS — 99.3%
Xtrackers High Beta High Yield Bond ETF (a)(b)
967,365	—	—	—	(3,762)	18,559	—	24,207	963,603
Xtrackers USD High Yield Corporate Bond ETF (a)(b)
42,650,693	—	—	—	172,575	671,440	—	1,232,679	42,823,268
SECURITIES LENDING COLLATERAL — 27.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27% (c)(d)
6,535,150	5,524,325 (e)	—	—	—	3,681	—	12,059,475	12,059,475
CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.31% (c)
311,422	31,628	(16,295)	—	—	4,221	—	326,755	326,755

50,464,630	5,555,953	(16,295)	—	168,813	697,901	—	13,643,116	56,173,101

(a)	Affiliated fund advised by DBX Advisors LLC.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at November 30, 2023 amounted to $11,718,815, which is 26.6% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended November 30, 2023.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$43,786,871	$—	$—	$43,786,871
Short-Term Investments (a)	12,386,230	—	—	12,386,230

TOTAL	$56,173,101	$—	$—	$56,173,101

(a)	See Schedule of Investments for additional detailed categorizations.

OBTAIN A FUND PROSPECTUS

To obtain a summary prospectus, or prospectus, download one from www.Xtrackers.com, talk to your financial representative or call (855) 329-3837. Investing involves risk, including the possible loss of principal. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest. Xtrackers ETFs (“ETFs”) are managed by DBX Advisors LLC (the “Adviser”), and distributed by ALPS Distributors, Inc. (“ALPS”). The Adviser is a subsidiary of DWS Group GmbH & Co. KGaA, and is not affiliated with ALPS. Shares are not individually redeemable, and owners of Shares may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE

HYRM-PH1

R-089711-1 (5/24) DBX005195 (5/24)